                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                       Murdock Communications Corporation
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                       MURDOCK COMMUNICATIONS CORPORATION
                             1112 29TH AVENUE S.W.
                            CEDAR RAPIDS, IOWA 52404

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of Murdock Communications Corporation, an Iowa corporation (the "Company"), will be held at the Four Points Sheraton Inn, 525 33rd Avenue S.W., Cedar Rapids, Iowa 52404, on June 24, 1997, at 2 p.m. local time, for the following purposes:

          1. To consider and vote upon the approval of a proposed amendment to the Company's Restated Articles of Incorporation which (a) increases the total number of authorized shares of the Company's no par value common stock from 7,500,000 to 20,000,000 shares, (b) eliminates the Company's 10% Series A Preferred Stock, and (c) creates a new class of serial preferred stock and authorizes the issuance of up to 1,000,000 shares of serial preferred stock.

          2. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of an Iowa corporation at a special meeting.

                                          By order of the Board of Directors

                                          DAVID F. SCHULTZ,
                                          Secretary

Cedar Rapids, Iowa
May 27, 1997

     SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 19, 1997 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                       MURDOCK COMMUNICATIONS CORPORATION
                             1112 29TH AVENUE S.W.
                            CEDAR RAPIDS, IOWA 52404

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 24, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Murdock Communications Corporation of proxies, in the accompanying form, to be used at the Special Meeting of Shareholders of the Company to be held at the Four Points Sheraton Inn, 525 33rd Avenue S.W., Cedar Rapids, Iowa 52404, on June 24, 1997 at 2 p.m., local time, and any adjournments thereof. This proxy material is being mailed on or about May 27, 1997 to shareholders of record at the close of business on May 19, 1997.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

     The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted in FAVOR of the proposal (the "Capitalization Amendment Proposal") to approve the Articles of Amendment to the Company's Restated Articles of Incorporation in the form of Appendix A hereto (the "Articles of Amendment").

     Shareholders may revoke proxies at any time to the extent they have not been exercised by giving written notice to the Company or by a later executed proxy. Attendance at the Special Meeting will not automatically revoke a proxy, but a shareholder attending the Special Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by the Company. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Company, without additional compensation therefor, by telephone, by facsimile, or in person. Only shareholders of record at the close of business on May 19, 1997 will be entitled to notice of and to vote at the meeting. On the record date, the Company had outstanding 4,152,494 shares of no par value common stock ("Common Stock") entitled to one vote per share. No shares of the Company's 10% Series A Preferred Stock ("Series A Preferred Stock") were outstanding on the record date.

     A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. If a quorum exists, the Capitalization Amendment Proposal will be approved if the number of affirmative votes cast by the holders of shares of Common Stock present in person or by proxy at the meeting and entitled to vote on such matter exceeds the number of votes cast against the Capitalization Amendment Proposal. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owner but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) shall count toward the quorum requirement and will not affect the determination of whether the Capitalization Amendment Proposal is approved. The Inspector of Election appointed by the Board of Directors shall determine the presence of a quorum and tabulate the results of shareholder voting.

                               SECURITY OWNERSHIP

     The following table sets forth information as of April 30, 1997 regarding the beneficial ownership of shares of Common Stock by (1) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, (2) each of the Company's directors, the Company's Chief Executive Officer in 1996 and each of the Company's other executive officers who earned salary and bonus in excess of $100,000 in 1996, and (3) all directors and executive officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rules 13d-3 and 13d-5 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, which provide, among other things, that a person is deemed to be the beneficial owner of Common Stock if such person, directly or indirectly, has or shares voting power or investment power with respect to the Common Stock or has the right to acquire such ownership within sixty days.

                                                                      SHARES
                                                                   BENEFICIALLY   PERCENT
              NAME OF BENEFICIAL OWNER                               OWNED(1)     OF CLASS
              ------------------------                             ------------   --------
      Guy O. Murdock.............................................     926,085       22.3
      Thomas E. Chaplin(2).......................................      75,000          *
      Berthel Fisher & Company, Inc.(3)..........................     464,068       11.1
      Larry A. Cahill(4).........................................     462,380       11.1
      Colin P. Halford(5)........................................      23,430          *
      John C. Poss(6)............................................      33,280          *
      Steven R. Ehlert...........................................          --         --
      All directors and executive officers as a group
        (7 persons)(7)...........................................   1,084,869       25.2

-------------------------
 *  Less than 1%.

(1) This table is based upon information supplied by directors, executive officers and principal shareholders. Unless otherwise indicated in footnotes to this table, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) Includes 75,000 shares subject to exercise of stock options.

(3) Includes 350,497 shares of Common Stock held by certain affiliates of Berthel for which Berthel shares voting and investment power, including 24,500 shares subject to exercise of warrants. Reflects information reported in a Schedule 13D filed with the Securities and Exchange Commission by Berthel on January 16, 1997. The address of Berthel is 100 Second Street S.E., P.O. Box 74250, Cedar Rapids, Iowa 52407.

(4) Mr. Cahill's address is 3330 Southgate Court S.W., Cedar Rapids, Iowa 52404. Includes 20,000 shares subject to exercise of warrants. Reflects information reported in a Schedule 13G filed with the Securities and Exchange Commission by Mr. Cahill on December 11, 1996.

(5) Includes 23,280 shares subject to exercise of stock options and 50 shares subject to exercise of warrants.

(6) Includes 23,280 shares subject to exercise of stock options.

(7) Includes 148,334 shares subject to exercise of stock options and 150 shares subject to exercise of warrants.

                     THE CAPITALIZATION AMENDMENT PROPOSAL

     The Company's Restated Articles of Incorporation currently provide that the aggregate number of all classes of capital stock which the Company has authority to issue is 7,545,000 shares divided into two classes as follows: (i) 7,500,000 shares of Common Stock and (ii) 45,000 shares of Series A Preferred Stock. Pursuant to an agreement by the Company with the managing underwriter of the Company's initial public offering, the Company may not issue any additional shares of Series A Preferred Stock prior to October 21, 1999 or create a new class of preferred stock. The Company will be required to obtain the consent of such managing underwriter prior to the effectiveness of the Articles of Amendment.

PURPOSE AND EFFECT OF THE CAPITALIZATION AMENDMENT PROPOSAL

     ADDITIONAL SHARES OF COMMON STOCK. The Articles of Amendment will increase the number of shares of Common Stock which the Company is authorized to issue from 7,500,000 to 20,000,000. The additional 12,500,000 shares of Common Stock will be part of the existing class of Common Stock, and if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

     SERIES A PREFERRED STOCK. The Articles of Amendment will eliminate the Series A Preferred Stock. On May 16, 1997, the Company redeemed that last 200 shares of Series A Preferred Stock that had been outstanding.

     SERIAL PREFERRED STOCK. The Articles of Amendment will also authorize the Company's Board of Directors to establish one or more series of Serial Preferred Stock and to determine, with respect to any series of Serial Preferred Stock, the terms and rights of such series, including (1) the designation of the series, (2) the number of shares of the series, which number the Board of Directors may thereafter increase or decrease (unless otherwise provided in the articles of amendment with respect to such series), (3) whether dividends, if any, shall be cumulative or noncumulative, the dividend rate of the series, and the relation which such dividends bear to the dividends payable on any other class or any other series of any class of stock, (4) the dates at which dividends, if any, shall be payable, (5) the redemption rights and price or prices, if any, for shares of the series, (6) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series,
(7) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, (8) whether the shares of the series will be convertible into shares of any other class or series of stock, or any other security of the Company, and if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares will be convertible and all other terms and conditions upon which such conversion may be made, (9) restrictions on the issuance of shares of the same series or any other class or series, (10) the voting rights, if any, of the holders of such series and (11) any other powers, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Articles of Amendment will authorize the Company to issue up to 1,000,000 shares of Serial Preferred Stock.

     PURPOSE OF THE CAPITALIZATION AMENDMENT PROPOSAL. As of April 30, 1997, there were 4,152,494 shares of Common Stock issued outstanding, and 2,262,923 shares reserved for issuance upon exercise of outstanding warrants and stock options. With 7,500,000 shares of Common Stock authorized for issuance under the Company's Restated Articles of Incorporation, the Company currently has only 1,084,583 shares of Common Stock available for issuance in future transactions.

     The Company has no present commitments, understandings or requirements for the issuance or use of the proposed additional shares of Common Stock or the new class of Serial Preferred Stock. The Company anticipates selling shares of Common Stock or Serial Preferred Stock in 1997 through either a private or public offering to meet the Company's anticipated cash needs for working capital and capital expenditures. In addition, the Board of Directors believes that the authority to issue additional shares of Common Stock or shares of Serial Preferred Stock is desirable so that, as the need may arise, the Company will have the flexibility to issue shares of Common Stock or Serial Preferred Stock, without the delay of a special shareholders' meeting, in connection with other possible future equity financings, future opportunities for expanding the Company's business through acquisitions, and management incentive or employee benefit plans. The Company is engaged in efforts to identify businesses which are complementary to the Company's business and which enhance shareholder value as acquisition targets.

     There can be no assurance that acquisition opportunities will be available, that the Company will have sufficient resources to consummate any such acquisition or that the Company will be able to complete a public or private offering of equity securities sufficient to meet its liquidity needs. The Serial Preferred Stock will provide the Company with additional flexibility to determine the specific terms of stock appropriate for issuance in connection with future equity offerings or acquisition opportunities.

     CERTAIN EFFECTS OF THE CAPITALIZATION AMENDMENT PROPOSAL. If the Capitalization Amendment Proposal is approved and effected, future issuances of shares of Common Stock or Serial Preferred Stock may not require the approval of the Company's shareholders. As a result, the Board of Directors could issue shares of Common Stock or Serial Preferred Stock in a manner that might have the effect of discouraging or making it more difficult for a third party to acquire control of the Company through a tender offer or proxy solicitation or to effect a merger or other business combination that is not favored by the Board of Directors. In addition, issuances of shares of Common Stock or Serial Preferred Stock may increase the number of shares of Common Stock that may become available for sale in the public market and could adversely affect the price of the Common Stock in the public market. The issuance of additional shares of Common Stock or Serial Preferred Stock could also adversely affect the voting power of the existing shareholders, including the loss of voting control to others. The Board of Directors would also be able to issue shares of Serial Preferred Stock with dividend, liquidation, voting or other rights in preference to or greater than the rights of holders of the Common Stock. Holders of Common Stock do not have preemptive rights or other rights to subscribe for additional shares in the event that the Board of Directors determines to issue additional shares of Common Stock or Serial Preferred Stock in the future.

NO DISSENTER'S RIGHTS

     Under Iowa law, shareholders are not entitled to dissenters' rights with respect to the Capitalization Amendment Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the Capitalization Amendment Proposal. All shares of Common Stock represented by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted FOR the Capitalization Amendment Proposal unless a vote against or an abstention with respect to such proposal is specifically indicated. If the Capitalization Amendment Proposal is adopted by the requisite vote of shareholders, the Board of Directors will promptly cause the Articles of Amendment to be filed with the Secretary of State of the State of Iowa. The Articles of Amendment will become effective upon such filing.

                             SHAREHOLDER PROPOSALS

     Proposals which shareholders intend to present at the 1998 Annual Meeting of Shareholders must be received at the Corporation's principal offices in Cedar Rapids, Iowa no later than December 31, 1997 for inclusion in the proxy material for that meeting.

                                 OTHER MATTERS

     The Directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          MURDOCK COMMUNICATIONS CORPORATION

                                          David F. Schultz, Secretary

Cedar Rapids, Iowa
May 27, 1997

                                                                      APPENDIX A

                             ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                       MURDOCK COMMUNICATIONS CORPORATION

     MURDOCK COMMUNICATIONS CORPORATION, a corporation organized and existing under and by virtue of the Iowa Business Corporation Act (the "Corporation"),

DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation has determined that it is advisable and in the best interests of the Corporation that the Restated Articles of Incorporation of the Corporation be amended by deleting the current text of Article III thereof and substituting in lieu thereof the following:

                                  ARTICLE III

     The total number of shares of stock which the Corporation has authority to issue is 21,000,000 consisting of:

          (i) 20,000,000 shares of Common Stock of no par value (the "Common Stock"); and

          (ii) 1,000,000 shares of Preferred Stock of no par value (the "Preferred Stock").

  Preferred Stock

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, voting powers, preferences, and relative, participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

          (a) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

          (b) the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

          (c) whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices, and other terms and conditions of such redemption;

          (d) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

          (e) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

          (f) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

          (g) the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

          (h) any other powers, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

     SECOND: The Articles of Amendment were approved by the shareholders of the Corporation in accordance with section 1003 of the Iowa Business Corporation Act at a special meeting held on June 24, 1997. The number of outstanding shares of Common Stock on May 19, 1997, the record date for the special meeting, and the number of votes indisputedly represented at the special meeting is as follows:

                        SHARES               SHARES REPRESENTED
                      OUTSTANDING                AT MEETING

                      -----------               -----------

     The total number of undisputed votes cast for the Articles of Amendment was:

                         VOTES                     VOTES
                          FOR                     AGAINST

                      -----------               -----------

     THIRD: The effective date and time of this document is the date and time of filing with the Iowa Secretary of State.

     IN WITNESS WHEREOF, the Corporation has caused the Articles of Amendment to be signed by Guy O. Murdock, its Chairman of the Board, and attested by David F.
Schultz, its Secretary, on this        day of           , 1997.

                                          MURDOCK COMMUNICATIONS CORPORATION

                                          By
                                             -----------------------------------
                                                      Guy O. Murdock,
                                                   Chairman of the Board

                                          Attest:

                                          --------------------------------------

                                     PROXY

                       MURDOCK COMMUNICATIONS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Guy O. Murdock and David F. Schultz, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of Murdock Communications Corporation to be held on June 24, 1997 at 2:00 p.m. local time, at the Four Points Sheraton Inn, 525 33rd Avenue S.W., Cedar Rapids, Iowa 52404, and at any adjournment thereof, there to vote all shares of stock of Murdock Communications Corporation which the undersigned would be entitled to vote if personally present as specified upon the following matter and in their discretion upon such other matters as may properly come before the meeting.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO APPROVE AND ADOPT THE ARTICLES OF AMENDMENT. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                 DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------

         MURDOCK COMMUNICATIONS CORPORATION SPECIAL MEETING OF SHAREHOLDERS

1. Approval and adoption of Articles of Amendment in the            [  ] FOR     [  ] AGAINST   [  ] ABSTAIN
form attached as Appendix A to the Proxy Statement.

2. In their discretion, the Proxies are authorized to vote
upon such other matters as may properly come before the
meeting.
Address change?                  Date                         NO. OF SHARES
                                      -----------------------
MARK BOX             [ ]
Indicate changes
below:

                                                                      [                                              ]

                                                                      Signature(s) in Box
                                                                      If signing as attorney, executor, administrator,
                                                                      trustee or guardian, please add your full title
                                                                      as such.  If shares are held by two or more
                                                                      persons, all holders must sign the Proxy.